UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2011 (February 28, 2011)

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial information
Item 2.02 Results of Operations and Financial Condition.
On February 28, 2011, Whitestone REIT (the “Company”) announced its financial results for the three and twelve months ended December 31, 2010. A copy of the Company’s February 28, 2011, press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Quarterly Operating and Financial Supplemental Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” with the Securities and Exchange Committee nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01(c) Exhibits
(a) Financial Statements of Business Acquired.
Not Applicable
(b) Pro Forma Financial Information
Not Applicable
(c) Exhibits
99.1    Press release of Whitestone REIT, dated February 28, 2011
99.2    Quarterly Supplemental Operating and Financial Data Package for Whitestone REIT for the three and twelve months ended December 31, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	February 28, 2011	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Whitestone REIT, dated February 28, 2011.
99.2	Quarterly Supplemental Operating and Financial Data for Whitestone REIT for the three and twelve months ended December 31, 2010.